EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the incorporation by reference in the Form S-8 Registration Statement of China Energy Savings Technology, Inc. of our report dated January 29, 2004 for the years ended December 31, 2003 and 2002 relating to the consolidated financial statements of Starway Management Limited and subsidiaries which appear in such Form S-8.


                                                    /s/ WEBB AND COMPANY, P.A.
                                                    Certified Public Accountants

September 17, 2004